Exhibit 10.53.4

Reference is made to that certain amended and restated mortgage warehouse agreement dated as of November 1, 2012 (as amended, the “Warehouse Agreement”), between Texas Capital Bank, National Association, as bank (“Bank”) and Reverse Mortgage Solutions, Inc., as seller (“Seller”). Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Warehouse Agreement.

The Seller hereby requests that the Bank waive, and the Bank does hereby waive from and after November 1, 2012 until and including March 8, 2013, compliance by the Seller with the following financial covenants:

•	Section 1(a) of the Additional Warehouse Facility Covenants Addendum attached as Exhibit F to the Warehouse Agreement (Minimum Tangible Net Worth)

•	Section 1(c) of the Additional Warehouse Facility Covenants Addendum attached as Exhibit F to the Warehouse Agreement (Maximum Leverage Ratio)

Sincerely,

Reverse Mortgage Solutions, Inc.

By:
Name:
Title:

Acknowledged and Agreed:

Texas Capital Bank, National Association

By:
Name:
Title:

Reverse Mortgage Solutions, Inc. 2727 Spring Creek Drive—Spring, TX 77373 NMLS ID #107636